Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2024
Restatement Determination Date:: 2024-12-31
Erroneously Awarded Compensation Recovery
Restatement does not require Recovery

Recovery of Erroneously Awarded Compensation

None.

Clawback Policy. Any incentive “performance based” Awards under the 2025 Plan shall be subject to reduction, forfeiture or repayment by reason of a correction or restatement of the Company’s financial information if and to the extent such reduction or repayment is required by any applicable law.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the 2025 Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.